THRESHOLD ADVISOR FUNDS, INC.


                         Threshold Small Cap Value Fund
                             Threshold Mid Cap Fund


                      Supplement to the Class A Prospectus
                             Dated January 12, 2001



The following paragraph replaces the first sentence under the section "BUYING, SELLING AND EXCHANGING FUND SHARES" in the Prospectus:


         Class A shares of each Fund are sold at the public offering price, which is the net asset value, for shares purchased before April 1, 2001. Unified Financial Securities, Inc., the Fund's distributor, has agreed to waive the front-end sales charge on Class A shares purchased prior to this date.



The following sentence replaces the first sentence under the section "BUYING, SELLING AND EXCHANGING FUND SHARES - Buying Fund Shares" in the prospectus:


         For purchases of Class A shares of a Fund prior to April 1, 2001, the minimum purchase is $2,000, subject to certain exceptions.





Supplement dated March 5, 2001